Rule 497(d)


                                    FT 550

                Fundamental Values Growth Portfolio, Series 4

               Supplement to the Prospectus dated July 3, 2001

      Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

July 3, 2002